         Exhibit 7(C) (2) (A):


         IN WITNESS WHEREOF, RAVISENT Technologies Inc., RVST Acquisition Corp. and Teknema, Inc. have caused this Agreement to be executed and delivered by their respective officers thereunto duly authorized, and each Principal has executed and delivered this Agreement, all as of the date first written above.

                                        RAVISENT TECHNOLOGIES INC.


                                        By     /s/ Francis E.J. Wilde
                                          ------------------------------------

                                        Name   Francis E.J. Wilde
                                            ----------------------------------

                                        Title  President
                                             ---------------------------------


                                        RVST ACQUISITION CORP.


                                        By     /s/ Francis E.J. Wilde
                                          ------------------------------------

                                        Name   Francis E.J. Wilde
                                            ----------------------------------

                                        Title  President
                                             ---------------------------------


                                        TEKNEMA, INC.


                                        By     /s/ Marco E. Graziano
                                          ------------------------------------
                                          Marco E. Graziano, President

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                              PRINCIPALS


                              Name   /s/ Marco E. Graziano
                                  --------------------------------
                                     Marco E. Graziano



                              Name   /s/ Stathis Kassimidis
                                  --------------------------------
                                     Stathis Kassimidis



                              Name   /s/ Giacomo Marini
                                  --------------------------------
                                     Giacomo Marini



                              Name   /s/ James Smith
                                  --------------------------------
                                     James Smith